UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     April 5, 2013

NAKED BRAND GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 – 34346 Manufacturers Way, Abbotsford, BC  V2S 7M1
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code	877.592.4767

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01  Changes in the Registrant’s Certifying Accountant

(a)           Resignation of Independent Accountant.

On April 5, 2013, the Board of Directors of our company dismissed BDO USA, LLP as its independent registered public accounting firm.  On April 5, 2013, we engaged BDO CANADA LLP as our independent registered public accounting firm. The Board of Directors of our company approved the dismissal of BDO USA, LLP and the engagement of BDO CANADA LLP as its independent registered public accounting firm.

BDO USA, LLP’s report on our company’s financial statements for the fiscal years ended January 31, 2012 and January 31, 2011 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our company’s fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the subject matter of the disagreement in connection with its report.

During our company’s fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided BDO USA, LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of such letter, dated April 8, 2013, is filed as Exhibit 16.1 to this Current report on Form 8-K.

(b)           Engagement of Independent registered public accounting firm.

During our company’s fiscal years ended January 31, 2012 and January 31, 2011 and in the subsequent interim period through the date of appointment of BDO CANADA LLP on April 5, 2013, we have not consulted with BDO CANADA LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BDO CANADA LLP provided to our company a written report or oral advice that BDO CANADA LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, our company has not consulted with BDO CANADA LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

16.1           Letter from BDO USA, LLP regarding change in independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By:  /s/ Alex McAulay
Alex McAulay, Chief Financial Officer, Secretary
Treasurer and Director
Date:  April 8, 2013